Exhibit 10.2

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND FIRST AMENDMENT TO AMENDED AND RESTATED GUARANTY AND COLLATERAL AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND FIRST AMENDMENT TO AMENDED AND RESTATED GUARANTY AND COLLATERAL AGREEMENT (this “Amendment”) dated as of April 25, 2016, is by and among AMERICAN MIDSTREAM, LLC, a Delaware limited liability company (the “AMID Borrower”), BLACKWATER INVESTMENTS, INC., a Delaware corporation (the “Blackwater Borrower” and together with the AMID Borrower, the “Borrowers”), AMERICAN MIDSTREAM PARTNERS, LP, a Delaware limited partnership (“Parent”), the other Loan Parties party hereto, BANK OF AMERICA, N.A., as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (the “Lenders”), and the Lenders party hereto.

R E C I T A L S

A.                                    The Borrowers, Parent, the Lenders, the Administrative Agent and the other agents referred to therein are parties to that certain Amended and Restated Credit Agreement dated as of September 5, 2014, as amended by that certain First Amendment and Incremental Commitment Agreement dated as of September 18, 2015 (the “Credit Agreement”), pursuant to which the Lenders have made certain Loans and provided certain Commitments (subject to the terms and conditions thereof) to the Borrowers.

B.                                    In connection with the Credit Agreement, the Borrowers and the other Guarantors entered into that certain Amended and Restated Guaranty and Collateral Agreement dated as of September 5, 2014 (the “Security Agreement”), pursuant to which the Guarantors have provided Liens and security interests in respect of certain of their assets to secure the obligations of the Borrowers under the Credit Agreement.

C.                                    American Midstream Emerald, LLC, a Delaware limited liability company (the “Emerald Buyer”), a newly formed direct wholly-owned subsidiary of the AMID Borrower, as buyer, and Emerald Midstream, LLC, a Delaware limited liability company, as seller, have entered into (1) a Purchase and Sale Agreement (the “Emerald PSA I”) dated as of April 25, 2016 pursuant to which the Emerald Buyer has agreed to purchase (i) a 49.67% ownership interest in Destin Pipeline Company, L.L.C., a Delaware limited liability company (“Destin”);  (ii) a 16.67% ownership interest in Tri-States NGL Pipeline, L.L.C., a Delaware limited liability company (“Tri-States”); and (iii) a 25.30% ownership interest in Wilprise Pipeline Company, L.L.C., a Delaware limited liability company (“Wilprise”); and (2) a Purchase and Sale Agreement (the “Emerald PSA II” and together with the Emerald PSA I, the “Emerald PSAs”) pursuant to which the Emerald Buyer has agreed to purchase a 66.67% ownership interest in Okeanos Gas Gathering Company, LLC, a Delaware limited liability company (“Okeanos”) (such acquisitions collectively, the “Emerald Acquisition”).

D.                                    American Midstream AMPAN, LLC, a Delaware limited liability company (the “AMP Panther”), a newly formed direct wholly owned subsidiary of the AMID Borrower, holds

60% of the Equity Interests in American Panther, LLC, a Delaware limited liability company (the “American Panther”). American Panther, as Buyer, has entered into that certain Asset Sale and Purchase Agreement (the “Panther PSA”), effective as of August 1, 2015, with Chevron Pipe Line Company, a Delaware corporation and Chevron Midstream Pipelines LLC, a Delaware limited liability company, as Sellers, resulting in, upon the consummation of the transactions in the Panther PSA, the acquisition of 194 miles of crude, natural gas and salt water pipelines in the Gulf of Mexico and certain associated assets more particularly described in the Panther PSA (the acquisition contemplated by the Panther PSA, the “Panther Acquisition,” and together with the Emerald Acquisition, the “Offshore Acquisition”).

E.                                     In connection with the Offshore Acquisition, the Borrowers have requested that the Credit Agreement be amended to permit the Offshore Acquisition and to make certain other changes as more fully described herein.

F.                                      The Lenders signatory hereto and the Administrative Agent are willing to amend the Credit Agreement as more fully described herein, and upon satisfaction of the conditions set forth herein, this Amendment shall become effective.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.                                          Defined Terms.  Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement.  Unless otherwise indicated, all article, schedule, exhibit and section references in this Amendment refer to articles and sections of the Credit Agreement.

1.1                               Amendments to Section 1.01 (Defined Terms) of the Credit Agreement.

(a)                                 The definition of “Agreement” is hereby amended by adding the words “and by the Second Amendment” after the words “, as amended by the First Amendment.”

(b)                                 The definition of “Consolidated EBITDA” is hereby amended by (i) replacing the words “, except with respect to the acquisition contemplated by the Delta House PSA which shall instead be subject to the penultimate sentence hereof,” after the first occurrence of the words “provided that” therein with the words “, except with respect to (x) the acquisition contemplated by the Delta House PSA and (y) for purposes of calculating Consolidated EBITDA for each period of four fiscal quarters ending on each of March 31, 2016 and June 30, 2016 only, any additional investment in Delta House made in accordance with Section 7.02(n)(ii), each of which shall instead be subject to the penultimate sentence hereof”, (ii) replacing the penultimate sentence thereof with the following sentence:

With respect to each period of four fiscal quarters ending on each of June 30, 2015, September 30, 2015, December 31, 2015, March 31, 2016 and June 30, 2016, notwithstanding anything else herein to the contrary, Consolidated EBITDA in respect of Delta House Buyer shall be deemed to be (a) with respect to each period of four fiscal quarters ending on each of June 30, 2015 and September 30, 3015, $37,300,000, (b) with respect to the period of four fiscal quarters ending December 31, 2015, the aggregate amount of cash distributions received by Delta House Buyer from the Consolidated Net Income of Delta House Sub and attributable to Delta House during the most recently ended fiscal quarter multiplied by four, (c) with respect to the period of four fiscal quarters ending March 31, 2016, the aggregate amount of cash distributions received by Delta House Buyer from the Consolidated Net Income of Delta House Sub and attributable to Delta House during the two most recently ended fiscal quarters (after giving pro forma effect to any additional Equity Interests in Delta House Sub or any other ownership interest in Delta House, acquired (whether directly or indirectly) in each case since the Second Amendment Effective Date in accordance with Section 7.02(n)(ii)) multiplied by two, and (d) with respect to the period of four fiscal quarters ending June 30, 2016, the aggregate amount of cash distributions received by Delta House Buyer from the Consolidated Net Income of Delta House Sub and attributable to Delta House during the three most recently ended fiscal quarters (after giving pro forma effect to any additional Equity Interests in Delta House Sub or any other ownership interest in Delta House, acquired (whether directly or indirectly) in each case since the Second Amendment Effective Date in accordance with Section 7.02(n)(ii)) multiplied by 4/3.

and (iii) replacing clause (y) of the last sentence thereof as follows:

(y) Consolidated EBITDA shall be deemed to exclude the effect of any one-time non-recurring fees and expenses of Parent and its Subsidiaries incurred in connection with (1) the Existing Credit Agreement, (2) the 2013 Acquisition Transactions, (3) the 2013 Blackwater Transaction, (4) costs and expenses incurred by the Borrower in connection with the relocation of its chief executive offices, as determined in good faith by the Borrower in a manner satisfactory to the Administrative Agent in its reasonable discretion, and (5) Permitted Acquisitions and any amendments to this Agreement in connection therewith; provided that such exclusion of fees and expenses pursuant to clauses (4) and (5) may not exceed 10% of Consolidated EBITDA for the period of the most recent four fiscal quarters then ended (calculated without regard to such exclusions).

(c)                                  The definition of “Consolidated Net Income” is hereby amended by amending and restating clause (d) thereof as follows:

(d) any income (or loss) of any Person if such Person is not a Subsidiary, except that Parent’s equity in the Consolidated Net Income of any such Person (including but not limited to DCP MPOG and, for so long as they are non-wholly owned subsidiaries of Parent, EnerTrade, American Panther, Destin, and Okeanos and for so long as the Midla Natchez Lateral Debt is outstanding, Midla Financing, Midla and MLGT) shall be included in Consolidated Net Income up to the aggregate amount of cash actually distributed by such Person to Parent or a Subsidiary as a dividend or other distribution (and in the case of a dividend or other distribution to a Subsidiary, such Subsidiary is not precluded from further distributing such amount to Parent as described in clause (c) of this proviso)

(d)                                 The definition of “Consolidated Total Indebtedness” is hereby amended and restated in its entirety as follows:

“Consolidated Total Indebtedness” means, as of any date of determination, an amount equal to the sum of all Indebtedness of Parent and its Subsidiaries (on a consolidated basis); provided, that Consolidated Total Indebtedness shall not include (a) the Convertible Preferred Units, (b) the Midla Natchez Lateral Debt or (c) the Transmission Bond, the Chevron Performance Bond and other unsecured surety bonds contemplated by Section 7.03(m) to the extent undrawn.

(e)                                  The definition of “Defaulting Lender” is hereby amended by (i) deleting the word “or” immediately before clause (iii) of clause (d) thereof and (ii) inserting the following words “or (iv) become the subject of a Bail-in Action” immediately before the words “; provided that” at the end thereof.

(f)                                   The definition of “Excluded Property” is hereby amended and restated in its entirety as follows:

“Excluded Property” means (i) the Excluded Seacrest Assets, (ii) such interests owned by Blackwater Holdings or the Blackwater Subsidiaries as of the Closing Date with respect to the terminals located in Brunswick, Georgia and Salisbury, Maryland and reasonable expansions thereof, (iii) for so long as the Midla Natchez Lateral Debt is outstanding and is secured by such Equity Interests, Equity Interests in Midla Financing, Midla and MLGT, and (iv) Equity Interests in any Person (other than Loan Parties) to the extent a grant of a Lien in respect thereof under the Security Documents is not permitted by the terms of such Person’s organizational or joint venture documents, in each case solely to the extent that the applicable Loan Party (y) has previously used commercially reasonable efforts to obtain any required consents to eliminate or waive any such restrictions contained in such organizational or joint venture documents and (z) has not, and will not, directly or indirectly, create, assume, incur or suffer to exist any Lien on or with respect to such Equity Interests, other than Liens permitted under Section 7.01.

(g)                                  The definition of “Permitted Acquisition” is hereby amended and restated in its entirety as follows:

“Permitted Acquisition” means each of (a) the Offshore Acquisition and (b) each purchase and other acquisition made pursuant to Section 7.02(g).

(h)                                 The definition of “Specified Acquisition Period” is hereby amended by amending and restating in its entirety as follows:

“Specified Acquisition Period” means a period, elected by the AMID Borrower by notice to the Administrative Agent, that commences from the funding date of the purchase price of a Specified Acquisition and ending on the earliest of (a) the third quarterly testing date occurring after the consummation of the Specified Acquisition (b) the date designated by the AMID Borrower as the termination date of such Specified Acquisition Period, such election to be exercised by the AMID Borrower delivering notice thereof to the Administrative Agent; or (c) other than with respect to the Specified Acquisition Period elected for the acquisition of Delta House, the quarterly testing date on which the AMID Borrower is in compliance with Section 7.19, such compliance to be determined as if such period was not a Specified Acquisition Period; provided, following the election of a Specified Acquisition Period, the AMID Borrower may not elect a subsequent Specified Acquisition Period until (i) the termination of such Specified Acquisition Period then in effect and (ii) the Borrower has delivered at least one Compliance Certificate reflecting compliance with Section 7.19 with respect to a period of four fiscal quarters ending after the expiration of the last Specified Acquisition Period. Only one Specified Acquisition Period may be elected (or deemed elected) with respect to any particular Specified Acquisition.

(i)                                     The definition of “Subsidiary” is hereby amended by amending and restating the clause following the words “provided, however,” in its entirety as follows:

(i) DCP MPOG, (ii) for so long as the Midla Natchez Lateral Debt is outstanding, Midla Financing, Midla and MLGT, and, (iii) for so long as such entities are non-wholly owned subsidiaries of Parent, American Panther, Destin, Okeanos and EnerTrade, shall each be deemed not to be a Subsidiary for purposes of this Agreement and the other Loan Documents.

(j)                                    The following definitions are hereby added to Section 1.01 of the Credit Agreement where alphabetically appropriate:

“American Panther” means American Panther, LLC, a Delaware limited liability company.

“AMP Panther” means American Midstream AMPAN, LLC, a Delaware limited liability company.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the

European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Chevron Performance Bond” means that certain Performance Bond in the amount of $10,000,000 dated April 15, 2016 by and among American Panther, LLC, as principal, Aspen American Insurance Company, as surety, and Chevron Pipe Line Company and Chevron Midstream Pipelines LLC, as obligees, to provide support for certain contractual obligations of American Panther, LLC to Chevron Pipe Line Company and Chevron Midstream Pipelines LLC.

“Destin” means Destin Pipeline Company, LLC, a Delaware limited liability company.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Emerald Buyer” means American Midstream Emerald, LLC, a Delaware limited liability company.

“Emerald PSA I” means that Purchase and Sale Agreement, by and between Emerald Buyer, as buyer, and Emerald Midstream, LLC, as seller, dated as of April 25, 2016, pursuant to which the Emerald Buyer has agreed to purchase (i) a 49.67% ownership interest in Destin,  (ii) a 16.67% ownership interest in Tri-States, and (iii) a 25.30% ownership interest in Wilprise.

“Emerald PSA II” means that Purchase and Sale Agreement, by and between Emerald Buyer, as buyer, and Emerald Midstream, LLC, as seller, pursuant to which the Emerald Buyer has agreed to purchase a 66.67% ownership interest in Okeanos.

“Emerald PSAs” means the Emerald PSA I and the Emerald PSA II.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Midla” means American Midstream (Midla), LLC, a Delaware limited liability company.

“Midla Financing” means American Midstream Midla Financing, LLC.

“Midla Natchez Lateral Project” means the construction of the Natchez lateral off of the “Midla mainline” transportation system owned by Midla.

“Midla Natchez Lateral Debt” means Indebtedness of Midla Financing, Midla and/or MLGT issued or incurred with one or more commercial banks or other financial institutions to finance or facilitate the Midla Natchez Lateral Project which Indebtedness may be secured by, in whole or in part, the assets or property owned or used by Midla Financing, Midla and/or MLGT related to the Midla Natchez Lateral Project and/or the Equity Interests in Midla Financing, Midla and/or MLGT; provided that, for the avoidance of doubt, the “Midla Natchez Lateral Debt” shall in all cases, except with respect to such Equity Interests in Midla Financing, Midla and/or MLGT, be non-recourse to the Loan Parties.

“MLGT” means Mid Louisiana Gas Transmission, LLC, a Delaware limited liability company.

“Non-Wholly Owned Person” means any Person (regardless of whether such Person otherwise constitutes a Subsidiary) that is owned jointly by the Parent (or any of its subsidiaries) and one or more Persons other than the Parent and its subsidiaries; provided that none of DCP MPOG, EnerTrade or Delta House Sub shall constitute a Non-Wholly Owned Person for purposes of this Agreement.

“Offshore Acquisition” means, collectively, the acquisitions contemplated by each of the Emerald PSAs and the Panther PSA.

“Okeanos” means Okeanos Gas Gathering Company, LLC, a Delaware limited liability company.

“Panther PSA” means that Asset Sale and Purchase Agreement dated as of August 1, 2015, by and among American Panther, LLC, a Delaware limited liability company, as buyer, Chevron Pipe Line

Company, a Delaware corporation and Chevron Midstream Pipelines LLC, a Delaware limited liability company, as sellers.

“Second Amendment” means the Second Amendment to Amended and Restated Credit Agreement, dated as of April 25, 2016, by and among the Parent, the Borrowers, the Administrative Agent and the Lenders party thereto.

“Second Amendment Effective Date” has the meaning specified in the Second Amendment.

“Tri-States” means Tri-States NGL Pipeline, L.L.C., a Delaware limited liability company.

“Wilprise” means Wilprise Pipeline Company, L.L.C., a Delaware limited liability company.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

1.2                               Addition of new Section 5.25 (EEA Financial Institutions) to the Credit Agreement.  A new Section 5.25 is hereby added to Article V as follows:

5.25  EEA Financial Institutions. No Loan Party is an EEA Financial Institution.

1.3                               Amendments to Section 7.02 (Investments) of the Credit Agreement.

(a)                                 Section 7.02 is hereby amended by replacing subsection (c) thereof with the following new subsection (c):

(c)                                  Investments of (i) Parent in the AMID Borrower and Finance Co (subject to the limitations on the activities of Finance Co set forth in the definition thereof), (ii) either of the Borrowers in any wholly-owned Subsidiary that is a Guarantor, and (iii) any wholly-owned Subsidiary that is a Guarantor in either of the Borrowers or in another wholly-owned Subsidiary that is a Guarantor; provided, however, that clauses (ii) and (iii) shall not permit Investments in Burns Point Sub, Republic, Delta House Buyer, Emerald Buyer or AMP Panther, it being understood that Investments in Burns Point Sub may only be made pursuant to and to the extent permitted by Section 7.02(j), Investments in Republic may only be made pursuant to and to the extent permitted by Section 7.02(j), Investments in Delta House Buyer may only be made pursuant to and to the extent permitted by Section 7.02(n), Investments in Emerald Buyer may only be made pursuant to and to the extent permitted by Section

7.02(q) or, for the avoidance of doubt, Section 7.02(j), Investments in AMP Panther may only be made pursuant to and to the extent permitted by Section 7.02(r) or, for the avoidance of doubt, Section 7.02(j) and, for so long as the Midla Natchez Lateral Debt is outstanding, Investments in Midla Financing, Midla and MLGT may only be made pursuant to and to the extent permitted by Section 7.02(s).

(b)                                 Section 7.02 is hereby amended by deleting the words “(each, a “Permitted Acquisition”)” in subsection (g) thereof.

(c)                                  Section 7.02 is hereby amended by replacing subsection (j) thereof with the following new subsection (j):

(j)                                    other Investments (it being understood that on and after the Second Amendment Effective Date, Investments made pursuant to this clause (j) prior to the Second Amendment Effective Date in connection with the acquisition contemplated by the Panther PSA shall be deemed made pursuant to Section 7.02(r)) in an aggregate amount at any time outstanding not to exceed the greater of (i) $15,000,000 and (ii) 2.5% of Consolidated Net Tangible Assets; provided that no Default or Event of Default shall have occurred and be continuing or shall result from the making of such Investment;

(d)                                 Section 7.02 is hereby amended by replacing subsection (m) thereof with the following new subsection (m):

(m)                             [Reserved];

(e)                                  Section 7.02 is hereby amended by replacing subsection (n) thereof with the following new subsection (n):

(n)                                 (i) Investments made in connection with the acquisition contemplated by the Delta House PSA and (ii) after the Second Amendment Effective Date, other Investments of cash or cash equivalents in Delta House not to exceed $50,000,000 in the aggregate for all such investments made pursuant to this Section 7.02(n)(ii);

(f)                                   Section 7.02 is hereby amended by (i) deleting the word “and” at the end of subsection (n) thereof, (ii) deleting the period at the end of subsection (o) thereof and (iii) inserting the following new subsections (p), (q), (r) and (s) at the end thereof as follows:

(p)                                 Investments in DCP MPOG made as of the Second Amendment Effective Date;

(q)                                 (i) Investments in each of Destin,  Tri-States and Wilprise pursuant to the Emerald PSA I and (ii) Investments in Okeanos made pursuant to and in accordance with applicable law and the Emerald PSA II (which shall be in form and substance reasonably satisfactory to the

Administrative Agent) so long as such Investments are made within fourteen (14) calendar days of the Second Amendment Effective Date;

(r)                                    Investments made in connection with the acquisition contemplated by the Panther PSA; and

(s)                                   for so long as the Midla Natchez Lateral Debt is outstanding, (i) Investments in Midla Financing, Midla and MLGT made as of the Second Amendment Effective Date and (ii) other Investments in Midla Financing, Midla and MLGT in an aggregate amount not to exceed $15,000,000.

1.4                               Amendments to Section 7.03 (Indebtedness) of the Credit Agreement.

(a)                                 Section 7.03 is hereby amended by replacing subsection (m) thereof with the following new subsection (m):

(m)                             Indebtedness in respect of (i) the Transmission Bond, not to exceed $15,000,000 at any time outstanding, (ii) the Chevron Performance Bond, not to exceed $10,000,000 at any time outstanding, and (iii) any other unsecured additional or replacement bonds required to be posted by the Bureau of Ocean Energy Management.

(b)                                 Section 7.03 is hereby amended by (i) deleting the period at the end of subsection (p) thereof and replacing it with “; and” and (ii) inserting the following new subsection (q) at the end thereof as follows:

(q)      Midla Natchez Lateral Debt.

1.5                               Amendment to Section 7.06 (Restricted Payments) of the Credit Agreement.

(a)                                 Section 7.06 is hereby amended by restating subsections (c) thereof as follows:

(c)                                  Parent may purchase, redeem or otherwise acquire Equity Interests (including, without limitation, “Series A Convertible Preferred Units” issued pursuant to the Partnership Agreement) issued by it with the proceeds received from the substantially concurrent issue of new shares of its Equity Interests (other than Disqualified Equity Interests); provided that, to the extent any such purchase, redemption, or acquisition, as applicable, of common Equity Interests is funded with the proceeds of an issuance of “Series A Convertible Preferred Units” or other preferred Equity Interests, such issuance of new shares of preferred Equity Interests shall be deemed to be substantially concurrent for purposes of this clause (c) so long as the purchase, redemption or acquisition, as applicable, of common Equity Interests occurs within 180 days of such issuance of preferred Equity Interest.

1.6                               Addition of new Section 7.26 (Limitations on Non-Wholly Owned Persons) to the Credit Agreement.  A new Section 7.26 is hereby added to Article VII as follows:

7.26  Limitations on Non-Wholly Owned Persons. Notwithstanding anything to the contrary in this Agreement, and without limiting any restrictions on Subsidiaries of the Parent otherwise set forth in this Article VII, neither Parent nor AMID Borrower shall:

(a)                                 permit any Non-Wholly Owned Person to create, issue, incur, assume or permit to exist any Indebtedness or Disqualified Equity Interest;

(b)                                 permit any Non-Wholly Owned Person to create, incur, assume or permit to exist any Lien on any Property now owned or hereafter acquired by it, except Liens permitted by Section 7.01 or permit any Lien to exist on the Equity Interests of such Non-Wholly Owned Person other than pursuant to the Loan Documents; and

(c)                                  permit any Non-Wholly Owned Person to enter into, incur or permit to exist any Contractual Obligation that prohibits, restricts or imposes any condition on the ability of such any Non-Wholly Owned Person to make Restricted Payments with respect to any of its Equity Interests.

1.7                               Addition of new Section 10.21 (Acknowledgement and Consent to Bail-In of EEA Financial Institutions) to the Credit Agreement.  A new Section 10.21 is hereby added to Article X as follows:

10.21  Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)                                 the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)                                 the effects of any Bail-in Action on any such liability, including, if applicable:

(i)                                     a reduction in full or in part or cancellation of any such liability;

(ii)                                  a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)                               the variation of the terms of such liability  in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

1.8                               Amendments to Section 1.01 (Definitions) of the Security Agreement.          The following definitions are hereby added to Section 1.01 of the Security Agreement where alphabetically appropriate:

“JV LLC Agreements” shall mean, collectively, the Tri-States Agreement and the Wilprise Agreement.

“Tri-States Agreement” shall mean that certain Limited Liability Company Agreement of Tri-States NGL Pipeline, L.L.C. dated January 13, 1999, as amended prior to the Second Amendment Effective Date.

“Wilprise Agreement” shall mean that certain Amended and Restated Limited Liability Company Agreement of Wilprise Pipeline Company, L.L.C. dated May 27, 1999, as amended prior to the Second Amendment Effective Date.

1.9                               Amendment to Section 3.01 (Grant of Security Interest) of the Security Agreement.     Section 3.01 of the Security Agreement is hereby amended by adding the following as the last sentence thereof:

Notwithstanding anything to the contrary, the Liens created hereby on Pledged Securities in respect of each of Tri-States and Wilprise shall be subject to, and the exercise of any remedies hereunder in respect of such Pledged Securities shall be taken in accordance with, the terms and conditions of the applicable JV LLC Agreement, including, without limitation, Articles XII and XIV of the applicable JV LLC Agreement.

1.10                        Amendment to Section 3.02 (Transfer of Pledged Securities) of the Security Agreement.   Section 3.02 of the Security Agreement is hereby amended by restating the third, fourth and fifth sentences thereof in their entirety as follows:

During the continuance of an Event of Default, after the expiration of any applicable cure period, the Collateral Agent shall have the right (subject, in the case of the Pledged Securities in respect of each of Tri-States and Wilprise, to the terms and conditions of the applicable JV LLC Agreement), at any time in its discretion and after prior written notice by the Collateral Agent of its intent to exercise the rights provided for in this section to the relevant Grantor or Grantors or Pledgor, to transfer to or to register in the name of the Collateral Agent, any Secured Party or any of its nominees any or all of the Pledged Securities. In addition, during the continuance of an Event of Default, the Collateral Agent shall have the right (subject, in the case of the Pledged Securities in respect of each of Tri-States and Wilprise, to the terms and conditions of the applicable JV LLC Agreement) at any time to exchange certificates or instruments representing or evidencing limited partnership interests or shares for certificates or instruments of smaller or larger denominations. Each of Pledgor and each of the Grantors hereunder agrees that upon the exercise of remedies in respect of the Pledged Securities (subject, in the case of the Pledged Securities in respect of each of Tri-States and Wilprise, to the terms and conditions of the applicable JV LLC Agreement), a transferee or assignee of a membership interest or partnership interest, as the case may be, of such Person, shall become a member or partner, as the case may be, of such Person, entitled to participate in the management thereof and, upon the transfer of the entire interest of Pledgor or such Grantor, as the case may be, Pledgor or such Grantor shall cease to be a member or partner, as the case may be.

1.11                        Amendment to Section 5.07 (Pledged Securities) of the Security Agreement.   Section 5.07 of the Security Agreement is hereby amended by restating the fourth and fifth sentences thereof in their entirety as follows:

Notwithstanding anything to the contrary in this Section 5.07, other than as set forth in the JV LLC Agreements, there are no restrictions on transfer (that have not been waived or otherwise consented to) in the Organization Documents governing the Pledged Securities or any other agreement relating thereto which would limit or restrict (a) the grant of a security interest in the Pledged Securities; (b) the perfection of such security interest; or (c) the exercise of remedies in respect of such perfected security interest in the Pledged Securities; in each case, as contemplated by this Agreement. Upon the exercise of remedies in respect of the Pledged Securities (in the case of the Pledged Securities in respect of each of Tri-States and Wilprise, in accordance with the terms and conditions of the applicable JV LLC Agreement), a transferee or assignee of a membership interest or partnership interest, as the case may be, of such Person, shall become a member or partner, as the case may be, of such Person, entitled to participate in the management thereof and, upon the transfer of the entire interest of Pledgor or such Grantor, Pledgor or such Grantor shall cease to be a member or partner, as the case may be.

1.12                        Amendment to Section 6.05 (Pledged Securities) of the Security Agreement.   Section 6.05 of the Security Agreement is hereby amended by (a) inserting the words “and as set forth in the JV LLC Agreements” immediately after the words “the security interests created by this Agreement” in clause (iii) of Section 6.05(b), (b) inserting the words “except as set forth in the JV LLC Agreements,” immediately before the words “enter into any agreement” in clause (iv) of Section 6.05(b), (c) inserting the words “, or with respect to each of Destin, Tri-States and Wilprise, within forty-five (45) days of the Second Amendment Effective Date,” immediately after the word “promptly” in the last sentence of Section 6.05(c) and (d) inserting the words “, or with respect to each of Destin, Tri-States and Wilprise, use commercially reasonable efforts to cause,” immediately after the word “cause” in the last sentence of Section 6.05(c).

1.13                        Amendment to Section 7.01 (Pledged Securities) of the Security Agreement.   Section 7.01 of the Security Agreement is hereby amended by inserting the words “and, to the extent applicable, the terms and conditions of the JV LLC Agreements” immediately after the words “Article VIII of the Credit Agreement” in Section 7.01(b) thereof.

Section 2.                                          Conditions Precedent.  This Amendment shall become effective on the date (the “Second Amendment Effective Date”) on which each of the following conditions is satisfied (or waived in accordance with Section 10.01 of the Credit Agreement):

2.1                               Amendment Counterparts.  The Administrative Agent shall have received executed counterparts (in such number as may be requested by the Administrative Agent) of this Amendment from the Administrative Agent, the Collateral Agent, the L/C Issuers, the Required Lenders and the Loan Parties.

2.2                               Corporate Documents.  The Administrative Agent shall have received (a) with respect to each of the Joinder Parties (defined below): (A) certificates of good standing as of a recent date issued by the appropriate Governmental Authority of the state or jurisdiction of its incorporation or organization, where applicable; (B) a certificate of the Secretary, Assistant Secretary or a Responsible Officer of AMID Borrower dated the Second Amendment Effective Date and certifying (1) that attached thereto are true and correct copies of the organizational documents of each such Joinder Party, (2) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors or other governing body of the General Partner authorizing the execution, delivery and performance of this Amendment and any related Loan Documents, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, and (3) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith; and (C) a certificate of another officer as to the incumbency and specimen signature of the Secretary, Assistant Secretary or such Responsible Officer executing the certificate pursuant to clause (B) above, and (b) true and correct copies of the organizational documents of each of Tri-States NGL Pipeline, L.L.C. and Wilprise Pipeline Company, L.L.C.

2.3                               Security Documents. The Collateral Agent shall have received (a) from Emerald Buyer, AMP Panther, American Midstream Terminaling, LLC, a Delaware limited liability company, American Midstream Piney Woods, LLC, a Delaware limited liability company, American Midstream Midla Financing, LLC, and American Midstream Midla Reconfiguration, LLC (collectively, the “Joinder Parties”) an executed counterpart of the Guaranty and Collateral Agreement or a joinder thereto in form and substance satisfactory to the Collateral Agent; (b) with respect to the Joinder Parties, (i) all necessary financing statements, (ii) all judgment, tax and lien searches reasonably requested by the Collateral Agent and (iii) all duly completed UCC-3 termination statements requested by the Collateral Agent with respect to any Liens reflected in such search results that are not permitted by the Credit Agreement; and (c) such supplements or amendments to the Security Documents and/or other deliverables as the Collateral Agent shall reasonably request in order for each applicable Loan Party to grant to the Collateral Agent for the benefit of the Secured Parties a first priority Lien of record on all of the Equity Interests in the Joinder Parties that constitute Collateral owned by such Loan Party, in each case, duly completed and executed (as applicable) in sufficient number of counterparts and in proper form for recording, if necessary, in form and substance satisfactory to the Collateral Agent.

2.4                               Approvals.  The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower Representative satisfactory to the Administrative Agent either (A) attaching copies of all consents, licenses and approvals required in connection with the Emerald Acquisition or Panther Acquisition, and such consents, licenses and approvals shall be in full force and effect, or (B) stating that no such consents, licenses or approvals are so required.

2.5                               Insurance.  The Administrative Agent shall have received, in form satisfactory to the Administrative Agent, evidence that all insurance required to be maintained pursuant to the Credit Agreement has been obtained and is in full force and effect, including certificates of insurance naming the Collateral Agent, on behalf of the Lenders, as loss payee and as an additional insured, as the case may be, under all insurance policies maintained with respect to the assets and properties of the Joinder Parties that constitute Collateral.

2.6                               Legal Opinion. The Administrative Agent shall have received, on behalf of itself, the Collateral Agent, the Lenders party hereto and each L/C Issuer on the Second Amendment Effective Date, the favorable written opinion of Andrews Kurth LLP, special counsel to the Loan Parties, covering such matters relating to the Joinder Parties, this Amendment and the Loan Documents as the Administrative Agent shall reasonably request and in form and substance satisfactory to the Administrative Agent, dated as of the Second Amendment Effective Date.  The Borrowers hereby request such counsel to deliver such opinions.

2.7                               Patriot Act.  The Administrative Agent and each of the Lenders shall have received, at least five (5) Business Days prior to the Second Amendment Effective Date, and be reasonably satisfied in form and substance with, all documentation and other information with respect to the Joinder Parties required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including but not restricted to the USA Patriot Act and the Anti-Terrorism Laws.

2.8                               Corporate Structure. The Borrowers shall have delivered the necessary supplements to Schedule 5.13 of the Credit Agreement as required by Section 5.13 of the Credit Agreement.

2.9                               Consummation of the Offshore Acquisition.  Prior to or substantially simultaneously with the Second Amendment Effective Date, the Emerald Acquisition (other than the Investment in Okeanos contemplated by the Emerald PSA II) and Panther Acquisition will be consummated in accordance with applicable law and the terms of the Emerald PSA I and Panther PSA, as applicable, in all material respects.  The Administrative Agent shall have received full and complete copies of all material documents relating to the Panther Acquisition and the portion of the Emerald Acquisition to be consummated as of the Second Amendment Effective Date including an executed copy of the Emerald PSA I and Panther PSA which shall be in form and substance reasonably satisfactory to the Administrative Agent.

2.10                        Financial Information. The Administrative Agent shall have received (a) pro forma projected financial information regarding the Emerald Acquisition and Panther Acquisition, (b) audited financial statements with respect to each of Destin, Okeanos, Tri-States and Wilprise for the fiscal year ended December 31, 2014 and (c) such historical financial information with respect to the Panther Acquisition as shall be delivered to the Borrowers in connection with the Panther Acquisition, in each case, in form and substance reasonably satisfactory to the Administrative Agent.

2.11                        Equity Contribution. After March 31, 2016 and on or prior to the Second Amendment Effective Date, the AMID Borrower shall have received at least $115,000,000 in cash proceeds from the issuance or sale of Equity Interests in the form of common units or other qualified preferred equity of the Parent (in the case of qualified preferred equity, on terms reasonably satisfactory to the Administrative Agent), which net cash proceeds are applied, on the Second Amendment Effective Date, to finance in part the portion of the Offshore Acquisition to be consummated as of the Second Amendment Effective Date.

2.12                        Representations and Warranties; No Default; Pro Forma Compliance. The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower Representative certifying that as of the Second Amendment Effective Date (A) before and after giving effect to the portion of the Offshore Acquisition to be consummated as of the Second Amendment Effective Date, the representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct on and as of the Second Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement; (B) no Default or Event of Default exists and is continuing; and (C) the financial covenants contained in Section 7.19 of the Credit Agreement are satisfied on a pro forma basis after giving effect to this Amendment and the portion of the Offshore Acquisition to be consummated as of the Second Amendment Effective Date.

2.13                        Fees. The Administrative Agent, on behalf of each of the Arrangers and each of the Lenders, shall have received all fees and other amounts due and payable on or prior to the Second Amendment Effective Date, including (A) to the extent invoiced, reimbursement or payment of all out of pocket expenses required to be reimbursed or paid by the Borrowers under the Credit Agreement and (B) all upfront fees payable for the account of the Lenders due and payable under the Fee Letter, dated as of April 12, 2016 (the “Fee Letter”), by and among the Borrowers, Parent, Bank of America, N.A. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

2.14                        Other Documents.  The Administrative Agent and the Collateral Agent shall have received such other documents as the Administrative Agent, the Collateral Agent or special counsel to the Administrative Agent or Collateral Agent may reasonably request.

Section 3.                                          Miscellaneous.

3.1                               Confirmation.  The provisions of the Loan Documents, as amended by this Amendment, shall remain in full force and effect in accordance with their terms following the effectiveness of this Amendment.

3.2                               Ratification and Affirmation; Representations and Warranties.  Each of the undersigned does hereby adopt, ratify, and confirm each Loan Document to which it is a party, as amended hereby, and its obligations thereunder.  Each of the Loan Parties hereby (a) acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein and (b) represents and warrants to the Lenders that:  (i) as of the date hereof, after giving effect to the terms of this Amendment, all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects) as of such specified earlier date as supplemented or subject to such qualifications as are set forth in the applicable Schedule(s) as of the Second Amendment Effective Date and (ii) (A) as of the date hereof, no Default has occurred and is continuing and (B) immediately after giving effect to this Amendment, no Default will have occurred and be continuing.

3.3                               Loan Document.  This Amendment and each agreement, instrument, certificate or document executed by the Borrowers or any of their respective officers in connection therewith are “Loan Documents” as defined and described in the Credit Agreement and all of the terms and provisions of the Loan Documents relating to other Loan Documents shall apply hereto and thereto.

3.4                               Counterparts.  This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

3.5                               NO ORAL AGREEMENT.  THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

3.6                               GOVERNING LAW.  THIS AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE

GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

3.7                               FATCA. For purposes of determining withholding Taxes imposed under FATCA, from and after the Second Amendment Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Credit Agreement (as amended hereby) and the Loans as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

AMERICAN MIDSTREAM PARTNERS, LP,
By: American Midstream GP, LLC, its sole general partner
AMERICAN MIDSTREAM, LLC,
AMERICAN MIDSTREAM FINANCE CORPORATION,
AMERICAN MIDSTREAM MARKETING, LLC,
AMERICAN MIDSTREAM (ALABAMA GATHERING), LLC,
AMERICAN MIDSTREAM (ALABAMA INTRASTATE), LLC,
AMERICAN MIDSTREAM (ALATENN), LLC,
AMERICAN MIDSTREAM (LOUISIANA INTRASTATE), LLC,
AMERICAN MIDSTREAM (MIDLA), LLC,
AMERICAN MIDSTREAM (MISSISSIPPI), LLC,
AMERICAN MIDSTREAM (SIGCO INTRASTATE), LLC,
AMERICAN MIDSTREAM (TENNESSEE RIVER), LLC,
AMERICAN MIDSTREAM ONSHORE PIPELINES, LLC,
MID LOUISIANA GAS TRANSMISSION, LLC,
AMERICAN MIDSTREAM OFFSHORE (SEACREST), LP,
By: American Midstream, LLC, its general partner
AMERICAN MIDSTREAM (BURNS POINT), LLC,
AMERICAN MIDSTREAM CHATOM, LLC,
AMERICAN MIDSTREAM CHATOM UNIT 1, LLC,
AMERICAN MIDSTREAM CHATOM UNIT 2, LLC,
AMERICAN MIDSTREAM MADISON, LLC,
HIGH POINT GAS TRANSMISSION HOLDINGS, LLC,
HIGH POINT GAS TRANSMISSION, LLC,
HIGH POINT GAS GATHERING HOLDINGS, LLC,

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

HIGH POINT GAS GATHERING, L.L.C. ,
AMERICAN MIDSTREAM (LAVACA), LLC,
CENTANA GATHERING, LLC,
CENTANA OIL GATHERING, LLC,
AMERICAN MIDSTREAM REPUBLIC, LLC,
AMERICAN MIDSTREAM COSTAR, LLC,
AMERICAN MIDSTREAM GAS SOLUTIONS, LP,
By: American Midstream Gas Solutions GP, LLC, its general partner
AMERICAN MIDSTREAM GAS SOLUTIONS GP, LLC,
AMERICAN MIDSTREAM GAS SOLUTIONS LP, LLC,
AMERICAN MIDSTREAM BAKKEN, LLC,
AMERICAN MIDSTREAM PERMIAN, LLC,
AMERICAN MIDSTREAM EAST TEXAS RAIL, LLC,
AMERICAN MIDSTREAM DELTA HOUSE, LLC
AMERICAN MIDSTREAM MESQUITE, LLC
AMERICAN MIDSTREAM TRANSTAR GAS PROCESSING, LLC

By:	/s/ Daniel C. Campbell
Name:	Daniel C. Campbell
Title:	Senior Vice President and Chief Financial Officer

BLACKWATER INVESTMENTS, INC.,
AMERICAN MIDSTREAM BLACKWATER, LLC,
BLACKWATER MIDSTREAM CORP.,
BLACKWATER GEORGIA, L.L.C.,
BLACKWATER HARVEY, LLC,
BLACKWATER MARYLAND, L.L.C.,
BLACKWATER NEW ORLEANS, L.L.C. ,

By:	/s/ Daniel C. Campbell
Name:	Daniel C. Campbell
Title:	Executive Vice President

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A.,
as Administrative Agent and Collateral Agent

By:	/s/ Kevin L. Ahart
Name:	Kevin L. Ahart
Title:	Vice President

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Adam H. Fey
Name:	Adam H. Fey
Title:	Director

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

ABN AMRO CAPITAL USA LLC,
as a Lender

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

By:	/s/ Kaylan Hopson
Name:	Kaylan Hopson
Title:	Vice President

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Ronnie Glenn
Name:	Ronnie Glenn
Title:	Vice President

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

BNP PARIBAS,
as a Lender

By:	/s/ Vincent Trapet
Name:	Vincent Trapet
Title:	Director

By:	/s/ Sriram Chandrasekaran
Name:	Sriram Chandrasekaran
Title:	Director

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

CADENCE BANK, N.A.,
as a Lender

By:	/s/ William W. Brown
Name:	William W. Brown
Title:	Executive Vice President

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

CAPITAL ONE, N.A.,
as a Lender

By:	/s/ Victor Ponce de Leon
Name:	Victor Ponce de Leon
Title:	Senior Vice President

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

CITIBANK, N.A.,
as a Lender

By:	/s/ Thomas Benavides
Name:	Thomas Benavides
Title:	Director

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

COMERICA BANK,
as a Lender

By:	/s/ Garrett R. Merrell
Name:	Garrett R. Merrell
Title:	Relationship Manager

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

COMPASS BANK,
as a Lender

By:	/s/ Mark H. Wolf
Name:	Mark H. Wolf
Title:	Senior Vice President

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

DEUTSCHE BANK AG — NEW YORK BRANCH,
as a Lender

By:	/s/ Shai Bandner
Name:	Shai Bandner
Title:	Vice President

By:	/s/ Susana Fornies
Name:	Susana Fornies
Title:	Assistant Vice President

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

BANK MIDWEST, A DIVISION OF NBH BANK,
as a Lender

By:	/s/ Ben W. Suh
Name:	Ben W. Suh
Title:	Vice President

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

NATIXIS, NEW YORK BRANCH,
as a Lender

By:	/s/ Carlos Quinteros
Name:	Carlos Quinteros
Title:	Managing Director

By:	/s/ Jarrett C. Price
Name:	Jarrett C. Price
Title:	Director

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Jay T. Sartain
Name:	Jay T. Sartain
Title:	Authorized Signatory

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

SANTANDER BANK, N.A.,
as a Lender

By:	/s/ George Louis McKinley
Name:	George Louis McKinley
Title:	Vice President

By:	/s/ Puiki Lok
Name:	Puiki Lok
Title:	Vice President

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

SUNTRUST BANK,
as a Lender

By:	/s/ Shannon Juhan
Name:	Shannon Juhan
Title:	Director

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

UBS AG, STAMFORD BRANCH
as a Lender

By:	/s/ Darlene Arias
Name:	Darlene Arias
Title:	Director

By:	/s/ Craig Pearson
Name:	Craig Pearson
Title:	Associate Director

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION
as a Lender

By:	/s/ Jacob L. Osterman
Name:	Jacob L. Osterman
Title:	Vice President

[Signature Page to Second Amendment to Amended and Restated Credit Agreement]